SECURITIES AND EXCHANGE  COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	December 28, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC3)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On December 28, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated December 28, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated December 28, 1998.

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC3

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         12/28/98


              Beginning                               Ending
              Certificate                             Certificate
ClassCusip    Balance(1)  Principal Interest  Losses  Balance
A-1  79548KZZ4137075888.534373983.09 685379.44    0.00132701905.44
A-2  79548KA24 70094000.00      0.00 374418.78    0.00 70094000.00
A-3  79548KA32 64990000.00      0.00 349862.83    0.00 64990000.00
A-4  79548KA40 39025000.00      0.00 214312.29    0.00 39025000.00
A-5  79548KA57 32311000.00      0.00 186596.03    0.00 32311000.00
A-6  79548KA65 47400000.00      0.00 254775.00    0.00 47400000.00
M-1  79548KA73 23699000.00      0.00 133306.88    0.00 23699000.00
M-2  79548KA81 16590000.00      0.00  93318.75    0.00 16590000.00
M-3  79548KA99 23700000.00      0.00 133312.50    0.00 23700000.00
CE   N/A        7110600.00      0.001119196.27    0.00  7110600.00
P    N/A              1.00      0.00  67689.15    0.00        1.00
R-III79548KB49        0.00      0.00      0.00    0.00        0.00
Total         461995489.534373983.093612167.92    0.00457621506.44


                                              PASS THROUGH RATES

                                    Ending            Current
                                    Certificate       Pass-Through
ClassPrincipalInterest    Total     Balance   Losses  Interest Rate
A-1  29.339838   4.597394 33.937232 890.138888  0.000    6.000000%
A-2  0.000000    5.341667  5.341667 1000.00000  0.000    6.410000%
A-3  0.000000    5.383333  5.383333 1000.00000  0.000    6.460000%
A-4  0.000000    5.491667  5.491667 1000.00000  0.000    6.590000%
A-5  0.000000    5.775000  5.775000 1000.00000  0.000    6.930000%
A-6  0.000000    5.375000  5.375000 1000.00000  0.000    6.450000%
M-1  0.000000    5.625000  5.625000 1000.00000  0.000    6.750000%
M-2  0.000000    5.625000  5.625000 1000.00000  0.000    6.750000%
M-3  0.000000    5.625000  5.625000 1000.00000  0.000    6.750000%
CE   0.000000  157.398288 157.3982881000.00000  0.000    2.907032%
P    0.000000 676891.5000 676891.50010.000000   0.000 N/A
R-III0.000000    0.000000  0.000000  0.000000   0.000    6.750000%

(1) The Class CE Certificates accrue interest on a Notional Balance equal to the Aggregate REMIC II Principal Balance.
(2) The Class P Certificates do not accrue interest. Any amounts appearing as as Interest Distributions represent payments of Prepayment Charges.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION         192498.12
TRUSTEE FEES                              0.00

Section 4.02 (iv.)
P&I ADVANCES              Total Advances                 792365.30
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF   28-Dec-98
     Stated Principal Balance of Mortgage Loans       457566211.81
     Stated Principal Balance of REO Properties           55294.32

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
     Number of Loans (Beginning)                              5258
     Aggregate Principal Balance as of the Due Date   461995489.57
     Number of Loans (Ending)                                 5213
     Aggregate Principal Balance as of the Due Date   457621506.13
     Weighted Average Remaining Term to Maturity               329
     Beginning Weighted Average Mortgage Rate            9.712528%
     Number of Subsequent Loans                                  0
     Balance of Subsequent Loans                              0.00

                                    Unpaid            Stated
Section 4.02 (vii.)                 Principal         Principal
DELINQUENCY INFORMATION             Balance   Number  Balance
30-59 days delinquent                 8076203.48   117 8060672.16
60-89 days delinquent                 2119944.80    31 2114923.68
90 or more days delinquent            1002348.79    12  999497.93
Foreclosure proceedings have commenced8075098.63    93 8050092.61
Bankruptcy proceedings                2881363.67    28 2877262.41
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.


Section 4.02 (viii.)
REO INFORMATIO Loans that became REO properties in the
               preceding calendar month:
                          Unpaid    Stated
                          Principal Principal
              Loan Number Balance   Balance


Section 4.02 (ix.)        Book Value of REO Properties    61213.76
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
              Aggregate Amount of Principal Prepayments
                          Curtailments                   126578.51
                          Payments in Full              3872863.22
              Scheduled Principal                       374541.36
              Prepayment Charges                          67689.15
              REO Principal Amortization                     23.66

Section 4.02 (xi.)        Realized Losses that were incurred during the
REALIZED LOSSES           related Prepayment Period:

                          Total Realized Losse    0.00
                          Which Include:
                          Extraordinary Losses    0.00
                          Fraud Losses            0.00
                          Special Hazard Losse    0.00
                          Bankruptcy Losses       0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:               0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                  Certificate
                                    Factor
                          Class A-1 0.8901389
                          Class A-2 1.0000000
                          Class A-3 1.0000000
                          Class A-4 1.0000000
                          Class A-5 1.0000000
                          Class A-6 1.0000000
                          Class M-1 1.0000000
                          Class M-2 1.0000000
                          Class M-3 1.0000000
                          Class CE   0.9654468


Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                          Interest  Reduction from the Allocation of:
              Interest    Carry     Prepayment        Relief Act
              DistributionForward   Interest          Interest
              Amount      Amount    ShortfallsLosses  Shortfalls
     A-1         685379.44      0.00      0.00    0.00        0.00
     A-2         374418.78      0.00      0.00    0.00        0.00
     A-3         349862.83      0.00      0.00    0.00        0.00
     A-4         214312.29      0.00      0.00    0.00        0.00
     A-5         186596.03      0.00      0.00    0.00        0.00
     A-6         254775.00      0.00      0.00    0.00        0.00
     M-1         133306.88      0.00      0.00    0.00        0.00
     M-2          93318.75      0.00      0.00    0.00        0.00
     M-3         133312.50      0.00      0.00    0.00        0.00
     CE         1119196.27    NA          0.00    0.00        0.00
     TOTAL      3544478.77      0.00      0.00    0.00        0.00


Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by Servicer        0.00


Section 4.02 (xvii.)
              Relief Act Interest Shortfall                   0.00

Section 4.02 (Fraud Loss Amount                        14220000.00
              Bankruptcy Amount                          116717.00
              Special Hazard Amount                     4740000.00

Section 4.02 (xix.)
              Required Overcollateralized Amount        7110600.00
              Credit Enhancement Percentage             15.536770%

Section 4.02 (xx.)
              Overcollateralization Increase Amount          0.00

Section 4.02 (xxi.)
              Overcollateralization Reduction Amount          0.00


Section 4.02 (xxii.)
PASS THROUGH RATE
                          Current     Next
                          Pass-Through Pass-Through
                          Interest Rate Interest Rate
              A-1            6.0000%   6.0000%
              A-2            6.4100%   6.4100%
              A-3            6.4600%   6.4600%
              A-4            6.5900%   6.5900%
              A-5            6.9300%   6.9300%
              A-6            6.4500%   6.4500%
              M-1            6.7500%   6.7500%
              M-2            6.7500%   6.7500%
              M-3            6.7500%   6.7500%
              CE             2.9070%
              P              N/A
              R-III          6.7500%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                  0.00
Amount on Deposit in the Interest Coverage Account            0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                               0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                            1119196.27

              Delinquency Percentage                     3.080509%

              Stepdown Date Occurrence        NO
              Trigger Event Occurrence        NO



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	SALOMON BROTHERS MORTGAGE
	SECURITIES VII, INC.


	By: /s/ Eve Kaplan
	Name:  Eve Kaplan
	Title:	Vice President
	U.S. Bank National Association


Dated: 	December 31, 1998